1 FOURTH QUARTER 2021 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2

2 Supplemental Q4 2021 2 Table of Contents CORPORATE INFORMATION Company Profile ...................................................................................................................................................................... 3 Investor Information and Research Coverage ................................................................................................................... 4 Company Highlights ............................................................................................................................................................... 5 PORTFOLIO OVERVIEW Fourth Quarter 2021 Highlights ........................................................................................................................................... 6 Loan Portfolio Summary ......................................................................................................................................................... 7 Portfolio Growth and Diversification ................................................................................................................................... 8 Portfolio Credit Quality .......................................................................................................................................................... 9 Capital Structure Overview .................................................................................................................................................... 10 Interest Rate Sensitivity ........................................................................................................................................................... 11 APPENDIX Loan Investment Details ......................................................................................................................................................... 13 Purchase Discount Details ..................................................................................................................................................... 15 Consolidated Balance Sheet ................................................................................................................................................. 16 Consolidated Statements of Operations ............................................................................................................................ 17 Reconciliation of Net Income to Distributable Earnings and Adjusted Distributable Earnings ............................... 18 WARNING CONCERNING FORWARD-LOOKING STATEMENTS ................................................................................................ 19 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures ............................................................................................................................................. 20 Other Measures and Definitions .......................................................................................................................................... 21 Please refer to Non-GAAP Financial Measures and Other Measures and Definitions for terms used throughout this document.

3 Supplemental Q4 2021 3 Management: Our manager, Tremont Realty Capital, or TRC, is registered with the SEC as an investment adviser. TRC is owned by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on CRE and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of December 31, 2021, RMR had over $33 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,100 properties and approximately 37,000 employees. We believe our manager’s relationship with RMR provides us with a depth of market knowledge that may allow us to identify high quality investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR’s broad platform provides us with access to RMR’s extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that our manager provides us with significant experience and expertise in investing in middle market and transitional CRE. The Company: Seven Hills Realty Trust, or SEVN, we, our or us, is a real estate investment trust, or REIT, that focuses on originating and investing in floating rate first mortgage loans secured by middle market and transitional commercial real estate, or CRE. We define middle market CRE as commercial properties that have values up to $100.0 million and transitional CRE as commercial properties subject to redevelopment or repositioning activities that are expected to increase the value of the properties. On September 30, 2021, we completed our merger with Tremont Mortgage Trust, or TRMT, whereby TRMT merged with and into us, or the Merger. Business Change: On January 5, 2021, the Securities and Exchange Commission, or SEC, issued an order granting our request to deregister as an investment company under the Investment Company Act of 1940. This order enables us to proceed with full implementation of our new business mandate to operate as a commercial mortgage REIT, or our Business Change. As a result of our Business Change, we have not provided a comparison of our financial statements to prior periods in which we were operating as a registered investment company because it would not be useful to our shareholders. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (617) 332-9530 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: SEVN Key Data (as of and for the three months ended December 31, 2021): (dollars in thousands) Q4 2021 income from investments, net $ 24,568 Q4 2021 net income $ 20,656 Q4 2021 Adjusted Distributable Earnings $ 3,041 Loans held for investment, net $ 570,780 Total assets $ 599,993 Company Profile RETURN TO TABLE OF CONTENTSCORPORATE INFORMATION

4 Supplemental Q4 2021 4 Investor Information and Research Coverage Board of Trustees Barbara D. Gilmore William A. Lamkin Joseph L. Morea Jeffrey P. Somers Independent Trustee Independent Trustee Lead Independent Trustee Independent Trustee Matthew P. Jordan Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers Equity Research Coverage Thomas J. Lorenzini G. Douglas Lanois JMP Securities President Chief Financial Officer and Treasurer Steven C. Delaney (212) 906-3517 Contact Information sdelaney@jmpsecurities.com Investor Relations Inquiries Seven Hills Realty Trust Financial, investor and media inquiries should be directed to: Jones Trading Institutional Services, LLC Two Newton Place Kevin Barry, Director, Investor Relations Jason M. Stewart 255 Washington Street, Suite 300 at (617) 332-9530 or ir@sevnreit.com (646) 465-9932 (617) 796-8253 jstewart@jonestrading.com ir@sevnreit.com www.sevnreit.com SEVN is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SEVN’s performance made by these analysts do not represent opinions, estimates or forecasts of SEVN or its management. SEVN does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. CORPORATE INFORMATION RETURN TO TABLE OF CONTENTS

5 Supplemental Q4 2021 5 Note: As of December 31, 2021 (unless otherwise noted) Company Highlights CORPORATE INFORMATION 26 Floating Rate First Mortgage Loans SEVN Nasdaq Listed $648M Total Loan Commitments 100% Loans Current on Debt Service $505M Total Debt Capacity 68% Weighted Average Loan to Value 1.3x Debt to Equity Ratio 2.9 Weighted Average Portfolio Risk Rating 0.6x Price to Adjusted Book Value RETURN TO TABLE OF CONTENTS

6 Supplemental Q4 2021 6 Financial Results Investment Activity Portfolio Update Capitalization Note: As of and for the three months ended December 31, 2021 (unless otherwise noted) • Generated net income of $20.7 million, or $1.42 per diluted share, and Adjusted Distributable Earnings of $3.0 million, or $0.21 per diluted share. • Raised quarterly dividend by 67% to $0.25 per common share from $0.15 per common share. • Book value per common share of $17.65 and Adjusted Book Value per common share of $18.85. • Portfolio to 26 first mortgage loans with an aggregate total loan commitment of $648.3 million. • Diversified across geographic and property types. • All loans current on debt service and credit quality remains strong at a risk rating of 2.9. • Closed six new loans with a total commitment of $164.8 million and weighted average coupon rate of 3.88%. • Two loans with an aggregate principal of $37.0 million were repaid in full during the quarter. • Continued execution of business plan with anticipated total aggregate loan commitments of approximately $950.0 million when fully invested. • Entered into the non mark to market BMO Facility with initial capacity of $100.0 million for future loan originations and fundings. • Outstanding principal balance of $340.9 million under our Secured Financing Facilities. • Weighted average spread on borrowings is 1.96% with no floors. Fourth Quarter 2021 Highlights PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

7 Supplemental Q4 2021 7 (dollars in thousands) Fourth Quarter 2021 Portfolio Activity (dollars in millions) Total Loan Commitments Unfunded Commitments Fourth Quarter Originations As of December 31, 2021 Number of loans 6 26 Average loan commitment $27,463 $24,933 Total loan commitments $164,780 $648,266 Unfunded loan commitments $7,442 $57,772 Principal balance $157,338 $590,590 Weighted average coupon rate 3.88% 4.54% Weighted average All In Yield 4.33% 5.08% Weighted average Maximum Maturity 4.5 3.8 Weighted average LTV 69% 68% Weighted average LIBOR floor 0.14% 0.68% Loans with active LIBOR floors 85% 96% Weighted average risk rating 2.8 2.9 Principal Balance Fourth Quarter 2021 Portfolio Summary $648.3 PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

8 Supplemental Q4 2021 8 Retail Geographic Region (2) Property Type (2) (dollars in millions) Portfolio Growth and Diversification (1) Includes loans originated by TRMT and acquired by SEVN on September 30, 2021, as a result of the Merger. (2) Based on principal balance of loans held for investment as of December 31, 2021. Total Loan Commitments Unfunded Commitments Principal Balance Loan Originations by Quarter (1) PORTFOLIO OVERVIEW Loan Count 4 2 3 6 6 RETURN TO TABLE OF CONTENTS 1

9 Supplemental Q4 2021 9 Loan Count Loan to Value (1) % of Portfolio Portfolio Credit Quality Loan Count 3 1 8 12 2 0 4 21 1 0 Risk Rating Distribution (1) % of Portfolio Weighted Average LTV: 68% Weighted Average Risk Rating: 2.9 (1) Percentage of portfolio based on principal balance of loans held for investment as of December 31, 2021. PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

Capital Structure Overview as of December 31, 2021

SEVEN HILLS REALTY TRUST

Capital Structure Detail
(amounts in thousands, except per share data)

Secured Financing Facilities	Maximum Facilities Size	Principal Balance	Unused Capacity	Average Advance Rate	Coupon Rate	Remaining Maturity [1]
Master Repurchase Facilities	$ 405,482	$ 329,753	$ 75,729	73.5%	L + 1.96%	1.3
Asset Specific Financing	100,000	11,116	88,884	75.0%	S + 1.96%	2.7
Total	$ 505,482	$ 340,869	$ 164,613	73.7%		1.4

Reconciliation of Book Value per Common Share to Adjusted Book Value per Common Share	
Shareholders' equity	$ 257,694
Total outstanding common shares	14,597
Book value per common share	$ 17.65
Unaccreted purchase discount per common share	1.20
Adjusted Book Value per common share [2]	$ 18.85

Capital Structure Composition



Equity, 43%
Secured Financing Facilities, 57%

(1) The weighted average remaining maturity of our Master Repurchase Facilities is determined using the earlier of the underlying loan maturity date and the respective repurchase agreement maturity date. The weighted average remaining maturity of Asset Specific Financing is determined using the underlying loan maturity date.

(2) Adjusted Book Value per common share excludes the impact of the unaccreted purchase discount resulting from the excess fair value over the purchase price of the loans held for investment acquired in the Merger. The purchase discount of $36.4 million was allocated to each acquired loan held for investment and is accreted into income over the remaining term of the respective loan held for investment. As of December 31, 2021, the unaccreted purchase discount was $17.4 million.

PORTFOLIO OVERVIEW

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Supplemental Q4 2021 10

11 Supplemental Q4 2021 11 The interest income on our loans held for investment and the interest expense on our borrowings float with an interest rate index, either LIBOR or SOFR, subject to applicable floor arrangements. We have interest rate floor provisions in all but one of our loan agreements with borrowers which set a minimum LIBOR for each loan. These floors range from 0.10% to 2.32% and the portfolio weighted average is 0.68% floor as of December 31, 2021. As a result, our interest income will increase if LIBOR exceeds the floor established in any of our investments, and if LIBOR decreases below the floor established in any of our investments, our interest income will not be impacted. Our borrowings are not subject to interest rate floor provisions. As a result, our interest expense will increase if the applicable interest rate index increases and will decrease if such rate decreases. The above table illustrates the incremental impact on our annual income from investments, net, due to hypothetical increases and decreases in LIBOR or SOFR, taking into consideration our borrowers’ interest rate floors as of December 31, 2021. The hypothetical decreases in LIBOR and SOFR have been limited to ten and five basis points to result in LIBOR or SOFR of 0.00%, respectively. The results in the table above are based on our loan portfolio and debt outstanding and LIBOR of 0.10% and SOFR of 0.05% at December 31, 2021. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis and this illustration is not meant to forecast future results. LIBOR has been phased out for new contracts as of December 31, 2021 and is expected to be phased out for pre-existing contracts by June 30, 2023. The agreement governing our BMO Facility requires us to pay interest on amounts borrowed based on SOFR. Our Master Repurchase Facilities provide that at such time as LIBOR shall no longer be made available or used for determining the interest rate of loans, the replacement base rate shall be an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any) incorporated therein so that the resulting rate approximates LIBOR as close as reasonably possible) as determined by UBS or Citibank under similar facilities for the financing of similar assets and is consistent with the pricing index of similarly situated counterparties. As of January 1, 2022, interest rates on new advances are based on SOFR. We expect that for then existing loan agreements that we entered into prior to January 1, 2022, we and our borrowers will amend our loan agreements by the time LIBOR is no longer available to replace LIBOR with an alternative benchmark rate (which may include SOFR, or another rate based on SOFR) that will approximate the existing interest rate as calculated in accordance with LIBOR. As of January 1, 2022, interest rates under our new loan agreements with borrowers are based on SOFR. Interest Rate Sensitivity Net Interest Income Per Share Sensitivity to Interest Rate Index (1) (Annualized impact per share) PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS (1) Based on loans held for investment and Secured Financing Facilities as of December 31, 2021.

12 Supplemental Q4 2021 12APPENDIX Appendix

Loan Investment Details

(dollars in thousands)

First mortgage loans as of December 31, 2021: [1]

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance [2]	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
St. Louis, MO	Office	12/19/2018	$ 29,500	$ 28,421	L + 3.25%	L + 3.74%	12/19/2022	12/19/2023	72%	2
Coppell, TX	Retail	02/05/2019	19,615	19,615	L + 3.50%	L + 4.24%	02/12/2022	02/12/2022	73%	3
Yardley, PA	Office	12/19/2019	14,900	14,265	L + 3.75%	L + 4.47%	12/19/2022	01/24/2025	75%	4
Allentown, PA	Industrial	01/24/2020	10,350	10,350	L + 3.50%	L + 3.89%	01/24/2023	01/24/2025	67%	3
Dublin, OH	Office	02/18/2020	22,820	21,735	L + 3.75%	L + 4.82%	02/18/2022	02/18/2023	33%	2
Downers Grove, IL	Office	09/25/2020	30,000	29,500	L + 4.25%	L + 4.69%	11/25/2023	11/25/2024	67%	3
Durham, NC	Lab	12/17/2020	21,500	13,500	L + 4.35%	L + 5.06%	12/17/2023	12/17/2025	57%	3
Los Angeles, CA	Retail	12/17/2020	24,600	18,374	L + 4.25%	L + 5.06%	12/17/2022	12/17/2024	67%	3
Aurora, IL	Office / Industrial	12/18/2020	16,500	14,710	L + 4.35%	L + 5.04%	12/18/2023	12/18/2024	73%	3
Miami, FL	Office	01/19/2021	10,900	10,900	L + 4.50%	L + 5.47%	01/19/2023	01/19/2025	68%	2
Olmstead Falls, OH	Multifamily	01/28/2021	54,575	45,820	L + 4.00%	L + 4.64%	01/28/2024	01/28/2026	63%	3
Colorado Springs, CO	Office / Industrial	04/06/2021	34,275	29,642	L + 4.50%	L + 5.03%	04/06/2024	04/06/2025	73%	3
Londonderry, NH	Industrial	04/06/2021	39,240	34,391	L + 4.00%	L + 4.62%	04/06/2024	04/06/2026	73%	3
Westminster, CO	Office	05/25/2021	15,250	13,506	L + 3.75%	L + 4.25%	05/25/2024	05/25/2026	66%	3
Plano, TX	Office	07/01/2021	27,385	24,935	L + 4.75%	L + 5.18%	07/01/2024	07/01/2026	78%	3
Portland, OR	Multifamily	07/09/2021	19,688	19,688	L + 3.57%	L + 3.97%	07/09/2024	07/09/2026	75%	3

APPENDIX

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Supplemental Q4 2021 13

Loan Investment Details (Continued)

(dollars in thousands)

First mortgage loans as of December 31, 2021: [1]

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance [2]	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
Portland, OR	Multifamily	07/30/2021	13,400	13,400	L + 3.57%	L + 4.01%	07/30/2024	07/30/2026	71%	3
Seattle, WA	Multifamily	08/16/2021	12,500	12,229	L + 3.55%	L + 3.89%	08/16/2024	08/16/2026	70%	3
Dallas, TX	Office	08/25/2021	50,000	43,450	L + 3.25%	L + 3.64%	08/25/2024	08/25/2026	72%	3
Sandy Springs, GA	Retail	09/23/2021	16,488	14,821	L + 3.75%	L + 4.11%	09/23/2024	09/23/2026	72%	3
Carlsbad, CA	Office	10/27/2021	24,750	23,740	L + 3.25%	L + 3.59%	10/27/2024	10/27/2026	78%	3
Bellevue, WA	Office	11/05/2021	21,000	20,000	L + 3.85%	L + 4.19%	11/05/2024	11/05/2026	68%	3
Ames, IA	Multifamily	11/15/2021	18,000	17,680	L + 3.80%	L + 4.13%	11/15/2024	11/15/2026	71%	3
Downers Grove, IL	Office	12/09/2021	23,530	23,530	L + 4.25%	L + 4.57%	12/09/2024	12/09/2026	72%	3
West Bloomfield, MI	Retail	12/16/2021	42,500	37,388	L + 3.85%	L + 4.66%	12/16/2023	12/16/2024	59%	3
Summerville, SC	Industrial	12/20/2021	35,000	35,000	L + 3.50%	L + 3.82%	12/20/2024	12/20/2026	70%	2
Total/weighted average			$ 648,266	$ 590,590	L + 3.86%	L + 4.39%			68%	2.9

(1) As of February 14, 2022, all of our borrowers had paid their debt service obligations owed and due to us, and none of the loans included in our investment portfolio were in default.

(2) The principal balance excludes the impact of the $17,391 purchase discount related to the Merger.

APPENDIX

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Supplemental Q4 2021 14

15 Supplemental Q4 2021 15 Purchase Discount Details (1) Excludes the impact of a waived exit fee of $0.1 due from a borrower of a loan acquired in the Merger and recorded as a reduction to purchase discount accretion. (2) The estimate of purchase discount accretion is based on information as of December 31, 2021 and is subject to change as a result of early repayment. (dollars in millions) The fair value of the loans acquired in the Merger exceeded the purchase price of the loans. In accordance with U.S. generally accepted accounting principles, or GAAP, a purchase discount is recorded for the difference between the fair value and purchase price of the loans acquired. The purchase discount is accreted into income over the remaining term of the acquired loans. Purchase Discount Fair value of TRMT loans acquired in the Merger  $ 205.6 Less: Purchase price of TRMT loans acquired in the Merger 169.2 Purchase discount as of September 30, 2021 36.4 Less: Q4 2021 accretion of purchase discount (1) (19.0) Remaining purchase discount to be accreted $ 17.4 Estimate of Purchase Discount Accretion $18.9 $4.5 $2.2 $2.1 $2.0 $4.4 $2.2 Q4 2021 (Actual) Q1 2022 Q2 2022 Q3 2022 Q4 2022 2023 2024 (2) PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

16 Supplemental Q4 2021 16 Financial Summary December 31, 2021 ASSETS   Cash and cash equivalents $ 26,197 Restricted cash 98 Loans held for investment, net 570,780 Accrued interest receivable 1,433 Prepaid expenses and other assets 1,485 Total assets $ 599,993 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable, accrued liabilities and deposits $ 1,561 Secured financing facilities, net 339,627 Due to related persons 1,111 Total liabilities 342,299 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.001 par value per share; 25,000,000 shares authorized; 14,597,079 shares issued and outstanding 15 Additional paid in capital 237,624 Cumulative net income 24,650 Cumulative distributions (4,595) Total shareholders' equity 257,694 Total liabilities and shareholders' equity $ 599,993 Consolidated Balance Sheet (dollars in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS

17 Supplemental Q4 2021 17 Consolidated Statements of Operations     Three Months Ended December 31, 2021   Year Ended December 31, 2021 INCOME FROM INVESTMENTS:         Interest income from investments   $ 7,209 $ 16,775 Purchase discount accretion 18,932 18,932 Less: interest and related expenses   (1,573) (2,253) Income from investments, net   24,568 33,454 OTHER EXPENSES: Base management fees   1,054 3,221 General and administrative expenses   1,352 3,091 Reimbursement of shared services expenses   615 1,565 Other transaction related costs 589 589 Total other expenses   3,610 8,466 Income before income tax expense 20,958 24,988 Income tax expense (302) (338) Net income   $ 20,656 $ 24,650   Weighted average common shares outstanding - basic   14,506 11,304 Weighted average common shares outstanding - diluted   14,507 11,304   Net income per common share - basic and diluted   $ 1.42 $ 2.18       (amounts in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS

18 Supplemental Q4 2021 18 Three Months Ended December 31, 2021 Year Ended December 31, 2021 Reconciliation of net income to Distributable Earnings and Adjusted Distributable Earnings: Net income $ 20,656 $ 24,650 Non-cash equity compensation expense 446 627 Non-cash accretion of purchase discount (18,932) (18,932) Distributable Earnings 2,170 6,345 Other transaction related costs (1) 589 589 Income tax expense (2) 282 282 Adjusted Distributable Earnings $ 3,041 $ 7,216 Weighted average common shares outstanding - basic   14,506 11,304 Weighted average common shares outstanding - diluted   14,507 11,304 Distributable Earnings per common share - basic and diluted   $ 0.15 $ 0.56 Adjusted Distributable Earnings per common share - basic and diluted $ 0.21 $ 0.64 Reconciliation of Net Income to Distributable Earnings and Adjusted Distributable Earnings (amounts in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS (1) Other transaction related costs primarily include expenses related to the conversion of SEVN from a Maryland statutory trust to a Maryland REIT and the final settlement of legal complaints filed in connection with the Merger. (2) Income tax expense represents the portion of income tax expense incurred on realized gains on the disposition of our securities portfolio as a result of the Business Change.

19 Supplemental Q4 2021 19 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements WARNING CONCERNING FORWARD-LOOKING STATEMENTS RETURN TO TABLE OF CONTENTS

20 Supplemental Q4 2021 20 ON -G AA P FI NA NC IA L ME AS UR ES A ND C ER TA IN D EF IN IT IO NS Non-GAAP Financial Measures: We present Distributable Earnings, Adjusted Distributable Earnings and Adjusted Book Value per common share, which are considered “non-GAAP financial measures” within the meaning of the applicable SEC rules. Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to net income determined in accordance with GAAP or an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the distributable earnings as reported by other companies. Management believes that Adjusted Book Value per common share is a meaningful measure of our capital adequacy because it excludes the unaccreted purchase discount resulting from the excess of the fair value of the loans TRMT then held for investment and which we acquired as a result of the Merger over the consideration we paid in the Merger. Adjusted Book Value per common share does not represent book value per common share or alternative measures determined in accordance with GAAP. Our methodology for calculating Adjusted Book Value per common share may differ from the methodologies employed by other companies to calculate the same or similar supplemental capital adequacy measures; therefore, our Adjusted Book Value per common share may not be comparable to the adjusted book value per common share reported by other companies. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, effective for our 2020 taxable year. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings and Adjusted Distributable Earnings may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of such distributions. We believe that Distributable Earnings and Adjusted Distributable Earnings provide meaningful information to consider in addition to net income and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions, the variability of any management incentive fees that may be paid or payable and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings is used in determining the amount of base management and management incentive fees payable by us to our Manager under our management agreement. Distributable Earnings: We calculate Distributable Earnings as net income, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) the management incentive fees earned by our Manager, if any; (b) depreciation and amortization, if any; (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (e) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. Adjusted Distributable Earnings: We define Adjusted Distributable Earnings as Distributable Earnings, excluding the effects of certain non-recurring transactions. Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS RETURN TO TABLE OF CONTENTS

21 Supplemental Q4 2021 21 ON -G AA P FI NA NC IA L ME AS UR ES A ND C ER TA IN D EF IN IT IO NS Other Measures and Definitions: Adjusted Book Value: Adjusted Book Value per common share is a non-GAAP financial measure that excludes the impact of the unaccreted purchase discount resulting from the excess of the consideration we paid in the Merger over the fair value of the loans TRMT then held for investment and which we acquired as a result of the Merger. All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and excluding any purchase discount accretion. BMO Facility: We refer to the facility loan agreement and security agreement with BMO Harris Bank N.A. as the BMO Facility. Amounts advanced under the BMO Facility are pursuant to separate facility loan agreements that we refer to as Asset Specific Financing. LIBOR: LIBOR refers to the London Interbank Offered Rate. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value of the underlying collateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facility with UBS and the master repurchase facility with Citibank as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions. Secured Financing Facilities: Collectively, we refer to the master repurchase facilities with UBS and Citibank and our Asset Specific Financing with BMO as our Secured Financing Facilities. SOFR: SOFR is defined as the secured overnight financing rate. Other Measures and Definitions NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS RETURN TO TABLE OF CONTENTS